EXHIBIT 99.1

On October 11, 2023, Renovaro Biosciences Inc. issued a press release announcing the appointment of Avram Miller to the Board of Directors.

The following is a copy of the press release:

Avram Miller, Co-Founder of Intel Capital, Joins Renovaro Biosciences Board of Directors

Los Angeles, October 11, 2023 (GLOBE NEWSWIRE) – Renovaro Biosciences Inc. (NASDAQ: RENB)(Renovaro), a biotechnology corporation focusing on cell, gene, and immunotherapy, has announced that Avram Miller will join its Board of Directors. Beyond this board position, Mr. Miller will also take on an advisory role, contributing to the company’s strategy and business development efforts. Renovaro Biosciences has recently signed a definitive agreement to combine with GEDiCube, a UK-based medical AI company specializing in early detection and remissions of cancer, and expedited drug discovery (Renovaro Press Release) (GEDiCube press release). GEDiCube intends to rebrand as Renovaro.AI.

Avram Miller’s career includes significant roles in the technology and medical industries. He co-founded Intel Capital and served as Intel’s Corporate Vice President of Business Development. Before his career in High-Tech, he had a 13-year career in medical science. Over the last ten years, he re-engaged his interest in utilizing technology in health care. He has been advising prominent institutions like the Cleveland Clinic and Sheba Medical Center and coaching as well as investing in many early-stage Med-Tech startups.

Rene Sindlev, Chair of the Board of Renovaro Biosciences, said, “Avram’s unique background in medical science and technology and, in particular, his experience dealing with the opportunities fueled by rapid technological changes will help guide our business. We believe his vast business experience working with companies at all stages of development will be instrumental as we move into the commercial phase of our business.”

“In my view, the impact of AI on medicine will be as significant as the impact of the Internet on the computer industry. I was fortunate to play a role in that, and now I am excited to have a similar opportunity. We are at an inflection point. AI should lead to personalized medicine comprised of new diagnostics and treatments, which will have a profound impact on longevity and, in particular, health span, something I care deeply about. I believe that Renovaro Bioscience, combined with GEDiCube, has the key elements to play a significant role in this transformation. I am delighted to have the opportunity to assist the company as a board member and an advisor working closely with the company’s leadership team,” said Avram Miller.

ABOUT THE COMPANY

Renovaro has developed advanced cell, gene, and immunotherapy platforms designed to renew the body’s natural tumor-fighting capabilities against cancer and infectious diseases. For more information on Renovaro, go to their website at www.renovarobio.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events, or developments that Renovaro or GEDi Cube expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include but are not limited to, statements regarding the proposed Transaction, the expected closing of the proposed Transaction and the timing thereof, and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities, and anticipated future performance. Information adjusted for the proposed Transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that cost savings, synergies and growth from the proposed Transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of Renovaro may not approve the issuance of new shares of Renovaro common stock in the proposed Transaction; the risk that a condition to closing of the proposed Transaction may not be satisfied, that either party may terminate the Transaction Agreement or that the closing of the proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the stock purchase agreement relating to the proposed Transaction; the risk that changes in Renovaro’s capital structure and governance could have adverse effects on the market value of its securities and its ability to access the capital markets; the ability of Renovaro to retain its Nasdaq listing; the ability of GEDi Cube to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on GEDi Cube’s operating results and business generally; the risk the proposed Transaction could distract management from ongoing business operations or cause Renovaro and/or GEDi Cube to incur substantial costs; the risk that GEDi Cube may be unable to reduce expenses; the impact of the COVID-19 pandemic, any related economic downturn; the risk of changes in regulations effecting the healthcare industry; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Renovaro’s or GEDi Cube’s control, including those detailed in Renovaro’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Renovaro’s website at www.renovarobio.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. All forward-looking statements are based on assumptions that Renovaro and GEDi Cube believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Renovaro nor GEDi Cube undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Regarding the Merger Will Be Filed with the SEC and Where to Find It

In connection with the proposed Transaction, Renovaro intends to file a proxy statement (the “proxy statement”), and will file other documents regarding the proposed Transaction with the SEC. INVESTORS AND SECURITYHOLDERS OF RENOVARO ARE URGED TO CAREFULLY AND THOROUGHLY READ, WHEN THEY BECOME AVAILABLE, THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY RENOVARO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENOVARO, GEDI CUBE AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Once complete, a definitive proxy statement will be mailed to the stockholders of Renovaro. Investors will be able to obtain free copies of the proxy statement, as may be amended from time to time, and other relevant documents filed by Renovaro with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Renovaro, including the proxy statement (when it becomes available), will be available free of charge from Renovaro’s website at www.renovarobio.com under the “Financials” tab.

Participants in the Solicitation

Renovaro and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Renovaro in connection with the proposed Transaction. Information about Renovaro’s directors and executive officers is set forth in Renovaro’s definitive proxy statement for the 2023 annual meeting of stockholders filed with the SEC on May 16, 2023, and the proxy statement (when it becomes available). Other information regarding the interests of such individuals, as well as information regarding other persons who may be deemed participants in the proposed Transaction, will be set forth in the proxy statement and other relevant materials to be filed with the SEC when they become available. Stockholders of Renovaro, potential investors, and other readers should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Contact: ir@renovarobio.com

Source: Renovaro Bioscience Inc.